SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) July 25, 2007
AUTHORIZE.NET HOLDINGS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-21319	04-3065140
(STATE OR OTHER JURISDIC-	(COMMISSION	(IRS EMPLOYER
TION OF INCORPORATION)	FILE NUMBER)	IDENTIFICATION NO.)
293 BOSTON POST ROAD WEST, MARLBOROUGH, MASSACHUSETTS 01752
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (508) 229-3200
NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:
☑ WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)
☐ SOLICITING MATERIAL PURSUANT TO RULE 14a-12 UNDER THE EXCHANGE ACT (17 CFR 240.14a-12)
☐ PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14d-2(b) UNDER THE EXCHANGE ACT
(17 CFR 240.14d-2(b))
☐ PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13e-4(c) UNDER THE EXCHANGE ACT
(17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On July 25, 2007, we issued a press release reporting our second quarter results. A copy of the press release entitled “Authorize.Net Holdings, Inc. Announces Second Quarter 2007 Financial Results” is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
ITEM 8.01. OTHER EVENTS.
On July 25, 2007, we issued a press release announcing our second quarter 2007 results of operations. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
On July 25, 2007, our president and chief executive officer, Robert E. Donahue, is participating in a conference call regarding our second quarter 2007 results of operations. The script for such conference call is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.
The foregoing descriptions of the press release and conference call script do not purport to be complete and are qualified in their entirety by reference to the press release and conference call script attached as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.
The script and press release contain certain information regarding our pending merger with CyberSource Corporation announced on June 18, 2007.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c) EXHIBITS.
     99.1 Press Release dated July 25, 2007 entitled “Authorize.Net Holdings, Inc. Announces Second Quarter 2007 Financial Results.”
     99.2 Conference Call Script dated July 25, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTHORIZE.NET HOLDINGS, INC.
By: /s/ Timothy C. O’Brien
Timothy C. O’Brien
Vice President, Finance and Administration, Chief Financial Officer and Treasurer

July 25, 2007